COVISINT REACHES AGREEMENT WITH DIALECTIC CAPITAL MANAGEMENT
Agrees to Appoint Three New Independent Directors to Covisint’s Board

DETROIT, MI, August 25, 2016 -- Covisint Corporation (NasdaqGS: COVS), the leading Cloud Platform for building Identity and Internet of Things (IoT) applications, today announced that it has entered into an agreement with Dialectic Capital Management, LP and its affiliates, which, in the aggregate, beneficially owns approximately 6.2% of Covisint’s outstanding shares, regarding the composition of Covisint’s Board of Directors. Under the terms of the agreement, Covisint has agreed to appoint to its Board, and support the re-election of, three new independent directors, Andreas Mai, John F. Smith and Jonathan Yaron. Covisint also announced today that, upon joining the Covisint Board, Mr. Smith will become the Covisint Board’s non-executive Chairman.
The three new independent directors will join the Covisint Board, effective immediately, and will be included, together with incumbent directors Sam Inman, Barry Goldsmith, Bill Grabe and Dave Hansen, in Covisint’s 2016 proxy statement and will be voted upon by shareholders at the 2016 annual meeting of shareholders of Covisint. Homaira Akbari, a current member of the Covisint Board, has chosen to step down from the Covisint Board to focus on other business endeavors. In addition, Philip Lay, who currently serves as Covisint’s lead independent director, is retiring from the Covisint Board following the conclusion of the 2016 annual meeting. Accordingly, the Covisint Board will be temporarily increased to nine directors but will be reduced to eight directors upon Ms. Akbari’s resignation and, thereafter, will be reduced to seven directors immediately following the conclusion of the 2016 annual meeting as only seven directors are being elected at the meeting.
Philip Lay, Covisint’s lead independent director, stated, “Dialectic Capital has been very supportive and cooperative in this process. I am pleased that, by constructively engaging and collaborating with our shareholders, we have found three very impressive new additional directors for our Board, each bringing substantive skills and experiences to support our success in the automotive sector and our strategic partner strategy. All three new independent directors will complement the strengths of the current members of our Board and enhance management’s ability to drive the execution of its various initiatives for creating shareholder value. We are pleased to welcome our newest independent directors to the Covisint Board and look forward to the insights and experience that they will bring to the Board as we work together to enhance value for all Covisint shareholders.”
John Fichthorn, speaking on behalf of Dialectic Capital Management, said, “We are pleased to have worked collaboratively with the Covisint Board and senior management team to reach this agreement which we believe is a good outcome for all shareholders. Our recent conversations with Covisint’s Board and senior management team have been constructive and encouraging. We are hopeful that the constructive engagement and open and good faith dialogue that resulted in the addition of three new independent directors to the Board will continue and will facilitate further open and transparent communications between the Company and its shareholders. We believe the addition of the three new independent directors, alongside Covisint’s management team and the other Board members, will be instrumental in helping Covisint further develop and refine its strategic growth plan and identify and execute upon opportunities to unlock the significant value that we believe remains trapped in Covisint’s undervalued share price.”
Under the terms of the agreement, Dialectic Capital Management and its affiliates have agreed to vote their shares in support of, among other things, the election of Covisint’s slate of recommended directors, which includes the three new independent directors, at the 2016 annual meeting and to abide by certain other voting and standstill provisions.
The complete agreement between Covisint and Dialectic Capital and its affiliates will be filed as an exhibit to a Current Report on Form 8-K with the Securities and Exchange Commission.
Morgan, Lewis & Bockius LLP served as legal advisor to Covisint. Olshan Frome Wolosky LLP served as legal advisor to Dialectic Capital Management, LP.
About Covisint Corporation
Covisint is the leading Cloud Platform for building Identity and Internet of Things (IoT) applications.  Our Cloud Platform technology facilitates the rapid development of identification, authorization and connection of complex networks of people, processes, systems and things.
Covisint’s Platform supports customers in their endeavors to securely identify, authenticate and connect users, devices, applications and information.  It supports 3,000 organizations who connect more than 212,000 business partners and customers that support $4 billion in ecommerce transactions annually.  Learn more at http://www.covisint.com/.
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About Dialectic Capital Management, LP

Dialectic Capital Management, LP is a Connecticut-based investment adviser that provides investment advisory services to Dialectic Capital Partners, LP, a privately pooled investment vehicle.

Safe Harbor for Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding Covisint’s future financial performance, board composition, market growth, and the demand for Covisint’s solutions, general business. Any forward-looking statements contained in this press release are based upon Covisint’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint disclaims any obligation to update the forward-looking statements in the future except as may otherwise be required by the federal securities laws. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts; the extent we are able to maintain pricing with our customers at renewal; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales for our solutions; risks, disruption, costs and uncertainty caused by or related to the actions of activist shareholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our shareholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential customers, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners; and other risks and uncertainties. Further information on potential factors that could affect actual results is included in Covisint’s reports filed with the SEC.
Important Additional Information And Where To Find It
Covisint, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Covisint’s shareholders in connection with the matters to be considered at Covisint’s 2016 Annual Meeting of Shareholders. Information regarding the names of Covisint’s directors and executive officers and their respective interests in Covisint by security holdings or otherwise can be found in Amendment No. 1 to Covisint’s Form 10-K for its fiscal year ended March 31, 2016, filed with the Securities and Exchange Commission (“SEC”) on July 27, 2016. To the extent holdings of Covisint’s securities have changed since the amounts set forth in Covisint’s Amendment No. 1 to its Form 10-K for the fiscal year ended March 31, 2016, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Covisint intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Covisint shareholders in connection with the matters to be considered at Covisint’s 2016 Annual Meeting of Shareholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Covisint’s proxy statement for its 2016 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY COVISINT WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain copies of the proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Covisint with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Covisint’s corporate website at www.covisint.com or by contacting Covisint’s Corporate Secretary at Covisint Corporation, 26533 Evergreen Rd., Suite 500, Southfield, MI 48076 or by calling Covisint’s Corporate Secretary at (248) 483-2701.
Contacts:

Investor Relations Contact:
866-319-7659
investors@covisint.com

Media Contact:
Brad Schechter, Vice President, Corporate Marketing
248-483-2097
bschecht@covisint.com

For Sales and Marketing Information:
Covisint Corporation, 26533 Evergreen Road, Suite 500, Southfield, MI 48076, 800-229-4125, http://www.covisint.com